UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2013

AEGEA, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

772 U.S. Highway One, Suite 200 North Palm Beach, FL	33408
(Address of principal executive offices)	(Zip Code)

(561) 287-5422
Registrant’s telephone number, including area code

Forever Valuable Collectibles, Inc., 535 16th Street, Suite 820, Denver, CO 80202
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01             Completion of Acquisition or Disposition of Assets.

On July 22, 2013, AEGEA, Inc., f/k/a Forever Valuable Collectibles, Inc. (the “Company”) completed the acquisition of a 100% interest in AEGEA, LLC, a Delaware limited liability company (“AEGEA LLC”) pursuant to the terms of the March 30, 2013 Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, AEGEA, LLC, the members of AEGEA (the “AEGEA Members”), Energis Petroleum, LLC, a Florida limited liability company (“Energis”) and the members of Energis, as amended by the Amended and Restated Share Exchange Agreement among the parties dated as of June 5, 2013.  Pursuant to the Share Exchange Agreement, the Company issued 94,000,000 shares of its Common Stock, no par value per share representing approximately 88.7% of the issued and outstanding shares of the Company’s common stock in exchange for 100% of the membership interests of AEGEA, LLC. Upon completion of the transaction, AEGEA LLC became a wholly-owned subsidiary of the Company.

Item 3.02             Unregistered Sales of Equity Securities.

Under the Share Exchange Agreement described in Item 1.01 of this report, we exchanged 94,000,000 shares of our common stock for 100% of the outstanding membership interests of AEGEA LLC. In the issuances of our common stock under the Share Exchange Agreement, the recipients were accredited investors and the issuances were exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act.

Item 4.01             Changes in Registrant's Certifying Accountant.

On July 22, 2013, the Company dismissed B F Borgers CPA, PC (“B F Borgers”) as its independent registered public accounting firm and engaged Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm.  B F Borgers audited our financial statements for the period ended December 31, 2012 and Borgers & Cutler CPA’s PLLC (“B & C”) audited our financial statements for the period ended December 31, 2011.  The dismissal of B F Borgers was a result of the completion of the Company’s acquisition of AEGEA LLC and was approved by our Board of Directors.  B F Borgers did not resign or decline to stand for re-election.

Neither the report of B F Borgers dated March 22, 2013 on our consolidated balance sheets as of December 31, 2012 and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for the year ended December 31, 2012 nor the report of B & C  dated March 30, 2012 on our consolidated balance sheets as of December 31, 2011 and 2010 and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2011 and 2010 contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts on our ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss B F Borgers we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of B F Borgers would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Salberg (1) neither we nor anyone on our behalf consulted Salberg regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-X, and (2) Salberg did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided B F Borgers with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by B F Borgers is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01             Changes in Control of Registrant.

In connection with the Company’s acquisition of AEGEA LLC discussed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Keith Duffy who was appointed as the Company’s Chief Executive Officer and a director on July 22, 2013, received 28,990,000 shares of the Company’s common stock representing approximately 25.3% of its outstanding common stock as of June 28, 2013 in exchange for his ownership interest in AEGEA LLC.

Scott Duffy who is the brother of Keith Duffy received 23,700,000 shares of the Company’s common stock representing approximately 20.7% of its outstanding common stock as of June 28, 2013 in exchange for his ownership interest in AEGEA LLC.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers.

On July 22, 2013 the Company’s board of directors appointed Keith Duffy, age 52, as our Chief Executive Officer and a director to hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified or until his resignation or removal. The board of directors appointed Mr. Duffy in connection with the completion of its acquisition of AEGEA, LLC, the recognition of the importance of his abilities to assist the Company in developing the leisure and entertainment business plans of AEGEA and the contributions he can make to our strategic direction.

Mr. Duffy, along with his brother Scott Duffy, are the co-founders of AEGEA LLC and has been its managing member since its inception in February 2012.  Since early 2010 Mr. Duffy has primarily been involved in the process of developing alternative concepts, assembling the land, generating the support of local officials and identifying a team of experienced professionals and vendors to necessary for development of the planned AEGEA resort. Mr. Duffy has over twenty-five years of experience in consumer marketing, management, promotion, information technology, operations, strategic planning, distribution, sales development and statistical analysis.

Since 2003, Mr. Duffy has been engaged as a managing principal and in raising capital for a number of companies he founded including two bank holding companies, an owner of petroleum station properties, a fast food company and commercial real estate development companies.  From August 1996 to 2006, Mr. Duffy was the president and founder of White Eagle Financial Corp., a financial services company that assisted start-up companies in raising capital and acquisitions, primarily in the banking industry.  During this time period, Mr. Duffy was also involved in management of a bank holding company that engaged primarily in the issuance of sub-prime credit cards.  From March 1986 to July 1996 Mr. Duffy held management positions at financial institutions as an asset liability manager and senior operations officer responsible for financial analysis of bank operations and loan portfolio, investment portfolio management, operations, capital raising, marketing and development and management of mortgage lending operations.    From June 1982 to April 1986, Mr. Duffy held accounting and finance positions with companies engaged in aviation and real estate syndications.

Mr. Duffy attended Wake Forest University and Rollins College, where he earned a B.A. in Business Administration and Mathematics in 1982.

The Company has not entered into any compensation arrangements with Mr. Duffy. The Company will not begin paying salaries until it has adequate funds to do so.

Following the appointment of Mr. Duffy as an officer and director of the Company, Jodi Stevens resigned her position as our Chief Executive Officer, Chief Financial Officer and Director effective as of July 22, 2013.

Item 5.03             Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On July 1, 2013, the Company filed Amended and Restated Articles of Incorporation (the “Amendment”) with the State of Nevada to effect (a) a name change from “Forever Valuable, Inc.” to “AEGEA, Inc.” and (b) increase the number of shares of authorized common stock from 50,000,000 shares of common stock, no par value per share, to 1,000,000,000 shares of common stock, no par value per share and to increase our undesignated preferred stock issuable from 1,000,000 to 100,000,000. The Amendment was approved by the board of directors of the Company and certain consenting shareholders on June 28, 2013. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

AEGEA, LLC’s Audited Consolidated Statement of Financial Position as of December 31, 2012 and its Consolidated Statement of Operations, Consolidated Statement of Changes in Members’ Deficit and Consolidated Statement of Cash Flows for the period from inception (February 3, 2012) through December 31, 2012 is filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

AEGEA, LLC’s Unaudited Consolidated Statement of Financial Position as of March 31, 2013 and its Consolidated Statement of Operations, Consolidated Statement of Changes in Members’ Deficit and Consolidated Statement of Cash Flows for the three months ended March 31, 2013 and for the period from inception (February 3, 2012) through March 31, 2013 is filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b)           Pro-forma Financial Information

The unaudited pro forma combined balance sheets as of March 31, 2013 and the proforma combined statement of operations for the three months ended March 31, 2013 and year ended December 31, 2012 to give effect to the acquisition of AEGEA, LLC are filed as Exhibit 99.3 to this current report and are incorporated herein by referenc

(d)           Exhibits

Exhibit No.	Description of Exhibit

3.1
Amended and Restated Articles of Incorporation of Forever Valuable Collectibles, Inc. (Incorporated herein by reference to Appendix A as part of the Company’s Schedule 14C filed with the Commission on July 2, 2013).

16.1	Letter dated July 24, 2013 from B F Borgers CPA, PC to the Securities and Exchange Commission.

99.1	Audited financial statements of AEGEA, LLC as of December 31, 2012 (incorporated herein by reference to the Company’s Schedule 14C as filed with the Commission on July 2, 2013).

99.2	Unaudited financial statements of AEGEA, LLC as of March 31, 2013 (incorporated herein by reference to the Company’s Schedule 14C as filed with the Commission on July 2, 2013).

99.3	Unaudited pro forma balance sheet and statement of operations as of March 31, 2013 (incorporated herein by reference to the Company’s Schedule 14C as filed with the Commission on July 2, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGEA, INC
Date: July 24, 2013	By: /s/ Keith Duffy
Keith Duffy, Chief Executive Officer